Exhibit 13.2

SECTION 906 CERTIFICATION

(pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report on Form 20-F for the fiscal year ended January 2, 2005 of Koninklijke Ahold N.V. (the “Company”) as filed with the U.S. Securities and Exchange Commission (the “Commission”) on the date hereof (the “Report”) and pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Hannu Ryöppönen, Chief Financial Officer and Member of the Corporate Executive Board of the Company, certify, that, to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Hannu Ryöppönen
Name: Hannu Ryöppönen
Title: Chief Financial Officer and Member of the Corporate Executive Board

Date: April 14, 2005

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the Commission or its staff upon request.